FIRST QUARTER 2017
Supplemental Information

Investor and Media Contact
American Assets Trust
Robert F. Barton
Executive Vice President and Chief Financial Officer
858-350-2607

American Assets Trust, Inc.'s Portfolio is concentrated in high-barrier-to-entry markets with favorable supply/demand characteristics

	Retail	Office	Multifamily	Mixed-Use
Market	Square Feet	Square Feet	Units	Square Feet	Suites
San Diego	1,195,690	727,683	922 (1)	—	—

San Francisco	35,156	516,985	—	—	—

Oahu	549,308	—	—	96,707	369

Monterey	675,486	—	—	—	—

San Antonio	589,362	—	—	—	—

Portland	44,153	942,311	657	—	—

Seattle	—	494,658	—	—	—

Total	3,089,155	2,681,637	1,579	96,707	369

		Square Feet		%
Note: Circled areas represent all markets in which American Assets Trust, Inc. (the "Company") currently owns and operates its real estate assets. Size of circle denotes approximation of square feet / units. Net rentable square footage may be adjusted from the prior periods to reflect re-measurement of leased space at the properties.	Retail	3.1	million	53%
	Office	2.7	million	47%
Data is as of March 31, 2017.	Totals	5.8	million
(1) Includes 122 RV spaces.

First Quarter 2017 Supplemental Information	Page 2

This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; difficulties in completing dispositions; our failure to successfully operate acquired properties and operations; our inability to develop or redevelop our properties due to market conditions; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail, office, multifamily and mixed-use environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers or directors; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters; other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our most recent Annual Report on Form 10-K and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

First Quarter 2017 Supplemental Information	Page 3

FINANCIAL HIGHLIGHTS

First Quarter 2017 Supplemental Information	Page 4

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except shares and per share data)	March 31, 2017	December 31, 2016
	(unaudited)	(audited)
ASSETS
Real estate, at cost
Operating real estate	$2,244,865	$2,241,061
Construction in progress	54,346	50,498
Held for development	9,447	9,447
	2,308,658	2,301,006
Accumulated depreciation	(485,335)	(469,460)
Net real estate	1,823,323	1,831,546
Cash and cash equivalents	190,110	44,801
Restricted cash	9,836	9,950
Accounts receivable, net	7,558	9,330
Deferred rent receivable, net	38,555	38,452
Other assets, net	45,959	52,854
TOTAL ASSETS	$2,115,341	$1,986,933
LIABILITIES AND EQUITY
LIABILITIES:
Secured notes payable, net	$315,743	$445,180
Unsecured notes payable, net	844,752	596,350
Unsecured line of credit	—	20,000
Accounts payable and accrued expenses	39,149	32,401
Security deposits payable	6,195	6,114
Other liabilities and deferred credits, net	47,793	48,337
Total liabilities	1,253,632	1,148,382
Commitments and contingencies
EQUITY:
American Assets Trust, Inc. stockholders' equity
Common stock, $0.01 par value, 490,000,000 shares authorized, 46,431,341 and 45,732,109 shares issued and outstanding at March 31, 2017 and December 31, 2016, respectively	464	457
Additional paid in capital	905,304	874,597
Accumulated dividends in excess of net income	(81,921)	(77,296)
Accumulated other comprehensive income (loss)	11,034	11,798
Total American Assets Trust, Inc. stockholders' equity	834,881	809,556
Noncontrolling interests	26,828	28,995
Total equity	861,709	838,551
TOTAL LIABILITIES AND EQUITY	$2,115,341	$1,986,933

First Quarter 2017 Supplemental Information	Page 5

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended
	March 31,
	2017	2016
REVENUE:
Rental income	$70,040	$67,245
Other property income	3,752	3,486
Total revenue	73,792	70,731
EXPENSES:
Rental expenses	19,859	18,453
Real estate taxes	7,536	6,633
General and administrative	5,082	4,549
Depreciation and amortization	17,986	17,453
Total operating expenses	50,463	47,088
OPERATING INCOME	23,329	23,643
Interest expense	(13,331)	(12,946)
Other income, net	310	24
NET INCOME	10,308	10,721
Net income attributable to restricted shares	(60)	(43)
Net income attributable to unitholders in the Operating Partnership	(2,861)	(3,027)
NET INCOME ATTRIBUTABLE TO AMERICAN ASSETS TRUST, INC. STOCKHOLDERS	$7,387	$7,651

EARNINGS PER COMMON SHARE
Basic income attributable to common stockholders per share	$0.16	$0.17
Weighted average shares of common stock outstanding - basic	46,173,788	45,233,873
Diluted income attributable to common stockholders per share	$0.16	$0.17
Weighted average shares of common stock outstanding - diluted	64,062,610	63,133,389

First Quarter 2017 Supplemental Information	Page 6

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended
	March 31,
	2017	2016
Funds from Operations (FFO) (1)
Net income	$10,308	$10,721
Depreciation and amortization of real estate assets	17,986	17,453
FFO, as defined by NAREIT	28,294	28,174
Less: Nonforfeitable dividends on incentive stock awards	(59)	(42)
FFO attributable to common stock and common units	$28,235	$28,132

FFO per diluted share/unit	$0.44	$0.45

Weighted average number of common shares and common units, diluted (2)	64,066,561	63,136,341

Funds Available for Distribution (FAD) (1)	$25,625	$21,381

Dividends
Dividends declared and paid	$16,723	$15,827
Dividends declared and paid per share/unit	$0.2600	$0.2500

First Quarter 2017 Supplemental Information	Page 7

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended
	March 31,
	2017	2016
Funds Available for Distribution (FAD) (1)
FFO	$28,294	$28,174
Adjustments:
Tenant improvements, leasing commissions and maintenance capital expenditures	(4,909)	(7,549)
Net effect of straight-line rents (3)	(182)	(250)
Amortization of net above (below) market rents (4)	(851)	(830)
Net effect of other lease assets (5)	977	135
Amortization of debt issuance costs and debt fair value adjustment	1,716	1,125
Non-cash compensation expense	639	618
Nonforfeitable dividends on incentive stock awards	(59)	(42)
FAD	$25,625	$21,381

Summary of Capital Expenditures
Tenant improvements and leasing commissions	$2,675	$2,716
Maintenance capital expenditures	2,234	4,833
	$4,909	$7,549

Notes:

(1)	See Glossary of Terms.

(2)
For the three months ended March 31, 2017 and 2016, the weighted average common shares and common units used to compute FFO per diluted share/unit include operating partnership common units and unvested restricted stock awards that are subject to time vesting. The shares/units used to compute FFO per diluted share/unit include additional shares/units which were excluded from the computation of diluted EPS, as they were anti-dilutive for the periods presented.

(3)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(4)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(5)
Represents adjustments related to amortization of lease incentives paid to tenants, amortization of lease intangibles, lease termination fees at City Center Bellevue and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

First Quarter 2017 Supplemental Information	Page 8

CORPORATE GUIDANCE

(Unaudited, amounts in thousands, except share and per share data)

	Prior 2017 Guidance Range (1) (2)		Revised 2017 Guidance Range (2)
Funds from Operations (FFO):
Net income	$50,386	$55,464	$48,618	$52,529
Depreciation and amortization of real estate assets	75,471	75,471	81,972	81,972
FFO, as defined by NAREIT	125,857	130,935	130,590	134,501
Less: Nonforfeitable dividends on incentive stock awards	(174)	(174)	(236)	(236)
FFO attributable to common stock and units	$125,683	$130,761	$130,354	$134,265
Weighted average number of common shares and units, diluted	63,476,325	63,476,325	65,177,168	65,177,168
FFO per diluted share, updated	$1.98	$2.06	$2.00	$2.06

Notes:

(1)	Prior 2017 Guidance Range as reported in the Company's Third Quarter 2016 Supplemental Information report.

(2)	The Company's guidance excludes any impact from future acquisitions, dispositions, equity issuances or repurchases, future debt financings or repayments.

These estimates are forward-looking and reflect management's view of current and future market conditions, including certain assumptions with respect to leasing activity, rental rates, occupancy levels, interest rates and the amount and timing of acquisition and development activities. Our actual results may differ materially from these estimates.

First Quarter 2017 Supplemental Information	Page 9

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Unaudited, amounts in thousands)	Three Months Ended March 31, 2017
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$24,410	$21,870	$4,883	$15,120	$66,283
Non-same store portfolio (1)	381	4,120	3,008	—	7,509
Total	24,791	25,990	7,891	15,120	73,792
Real estate expenses
Same-store portfolio	6,586	6,381	1,686	9,692	24,345
Non-same store portfolio (1)	105	1,420	1,525	—	3,050
Total	6,691	7,801	3,211	9,692	27,395
Net Operating Income (NOI), GAAP basis
Same-store portfolio	17,824	15,489	3,197	5,428	41,938
Non-same store portfolio (1)	276	2,700	1,483	—	4,459
Total	$18,100	$18,189	$4,680	$5,428	$46,397
Same-store portfolio NOI, GAAP basis	$17,824	$15,489	$3,197	$5,428	$41,938
Net effect of straight-line rents (2)	13	(29)	—	(15)	(31)
Amortization of net above (below) market rents (3)	(289)	(539)	—	(23)	(851)
Net effect of other lease intangibles (4)	—	(5)	—	(18)	(23)
Same-store portfolio NOI, cash basis	$17,548	$14,916	$3,197	$5,372	$41,033

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on March 31, 2017 and 2016. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants, amortization of lease intangibles, lease termination fees at City Center Bellevue and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

First Quarter 2017 Supplemental Information	Page 10

SAME-STORE PORTFOLIO NOI COMPARISON EXCLUDING REDEVELOPMENT

(Unaudited, amounts in thousands)	Three Months Ended
	March 31,
	2017	2016	Change
Cash Basis:
Retail	$17,548	$18,183	(3.5)%
Office	14,916	14,149	5.4
Multifamily	3,197	3,119	2.5
Mixed-Use	5,372	6,242	(13.9)
	$41,033	$41,693	(1.6)%

GAAP Basis:
Retail	$17,824	$18,344	(2.8)%
Office	15,489	14,711	5.3
Multifamily	3,197	3,119	2.5
Mixed-Use	5,428	6,262	(13.3)
	$41,938	$42,436	(1.2)%

First Quarter 2017 Supplemental Information	Page 11

SAME-STORE PORTFOLIO NOI COMPARISON WITH REDEVELOPMENT

(Unaudited, amounts in thousands)	Three Months Ended
	March 31,
	2017	2016	Change
Cash Basis:
Retail	$17,548	$18,183	(3.5)%
Office	17,480	16,921	3.3
Multifamily	3,197	3,119	2.5
Mixed-Use	5,372	6,242	(13.9)
	$43,597	$44,465	(2.0)%

GAAP Basis:
Retail	$17,824	$18,344	(2.8)%
Office	18,191	17,620	3.2
Multifamily	3,197	3,119	2.5
Mixed-Use	5,428	6,262	(13.3)
	$44,640	$45,345	(1.6)%

First Quarter 2017 Supplemental Information	Page 12

NOI BY REGION

(Unaudited, amounts in thousands)	Three Months Ended March 31, 2017
	Retail	Office	Multifamily	Mixed-Use	Total
Southern California
NOI, GAAP basis (1)	$7,628	$4,115	$3,197	$—	$14,940
Net effect of straight-line rents (2)	(235)	(174)	—	—	(409)
Amortization of net above (below) market rents (3)	(199)	—	—	—	(199)
Net effect of other lease intangibles (4)	—	—	—	—	—
NOI, cash basis	7,194	3,941	3,197	—	14,332
Northern California
NOI, GAAP basis (1)	2,786	4,913	—	—	7,699
Net effect of straight-line rents (2)	(26)	374	—	—	348
Amortization of net above (below) market rents (3)	(97)	(194)	—	—	(291)
Net effect of other lease intangibles (4)	—	(19)	—	—	(19)
NOI, cash basis	2,663	5,074	—	—	7,737
Hawaii
NOI, GAAP basis (1)	3,959	—	—	5,428	9,387
Net effect of straight-line rents (2)	271	—	—	(15)	256
Amortization of net above (below) market rents (3)	83	—	—	(23)	60
Net effect of other lease intangibles (4)	—	—	—	(18)	(18)
NOI, cash basis	4,313	—	—	5,372	9,685
Oregon
NOI, GAAP basis (1)	295	4,801	1,483	—	6,579
Net effect of straight-line rents (2)	(68)	(406)	52	—	(422)
Amortization of net above (below) market rents (3)	—	(93)	—	—	(93)
Net effect of other lease intangibles (4)	—	6	—	—	6
NOI, cash basis	227	4,308	1,535	—	6,070
Texas
NOI, GAAP basis (1)	3,432	—	—	—	3,432
Net effect of straight-line rents (2)	4	—	—	—	4
Amortization of net above (below) market rents (3)	(76)	—	—	—	(76)
NOI, cash basis	3,360	—	—	—	3,360
Washington
NOI, GAAP basis (1)	—	4,360	—	—	4,360
Net effect of straight-line rents (2)	—	41	—	—	41
Amortization of net above (below) market rents (3)	—	(252)	—	—	(252)
Net effect of other lease intangibles (4)	—	8	—	—	8
NOI, cash basis	—	4,157	—	—	4,157
Total
NOI, GAAP basis (1)	18,100	18,189	4,680	5,428	46,397
Net effect of straight-line rents (2)	(54)	(165)	52	(15)	(182)
Amortization of net above (below) market rents (3)	(289)	(539)	—	(23)	(851)
Net effect of other lease intangibles (4)	—	(5)	—	(18)	(23)
NOI, cash basis	$17,757	$17,480	$4,732	$5,372	$45,341
Notes:

(1)	See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants, amortization of lease intangibles, lease termination fees at City Center Bellevue, and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

First Quarter 2017 Supplemental Information	Page 13

NOI BREAKDOWN

Three Months Ended March 31, 2017

Portfolio NOI, Cash Basis Breakdown

Portfolio Diversification by Geographic Region

Portfolio NOI, GAAP Basis Breakdown

Portfolio Diversification by Geographic Region

Portfolio Diversification by Segment

Portfolio Diversification by Segment

First Quarter 2017 Supplemental Information	Page 14

PROPERTY REVENUE AND OPERATING EXPENSES

(Unaudited, amounts in thousands)	Three Months Ended March 31, 2017
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Retail Portfolio
Carmel Country Plaza	$885	$23	$187	$(175)
Carmel Mountain Plaza	2,978	43	726	(797)
South Bay Marketplace	558	31	181	(170)
Lomas Santa Fe Plaza	1,338	14	274	(375)
Solana Beach Towne Centre	1,478	18	453	(442)
Del Monte Center	2,403	134	920	(1,096)
Geary Marketplace	300	—	132	(130)
The Shops at Kalakaua	479	24	41	(122)
Waikele Center	4,087	319	985	(1,500)
Alamo Quarry Market	3,495	32	1,613	(1,780)
Hassalo on Eighth - Retail	202	56	52	(78)
Subtotal Retail Portfolio	$18,203	$694	$5,564	$(6,665)
Office Portfolio
Torrey Reserve Campus (5)	$4,146	$44	$262	$(1,418)
Solana Beach Corporate Centre	1,892	7	45	(495)
The Landmark at One Market	6,074	25	100	(1,977)
One Beach Street	1,012	1	105	(266)
First & Main	2,746	174	413	(843)
Lloyd District Portfolio (5)	2,750	476	50	(1,374)
City Center Bellevue	4,435	752	415	(1,445)
Subtotal Office Portfolio	$23,055	$1,479	$1,390	$(7,818)
Multifamily Portfolio
Loma Palisades	$2,985	$197	$—	$(1,085)
Imperial Beach Gardens	861	70	—	(300)
Mariner's Point	416	27	—	(133)
Santa Fe Park RV Resort	298	28	—	(167)
Hassalo on Eighth - Multifamily	2,887	333	—	(1,525)
Subtotal Multifamily Portfolio	$7,447	$655	$—	$(3,210)

First Quarter 2017 Supplemental Information	Page 15

PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED)

(Unaudited, amounts in thousands)	Three Months Ended March 31, 2017
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Mixed-Use Portfolio
Waikiki Beach Walk - Retail	$2,533	$1,069	$934	$(1,670)
Waikiki Beach Walk - Embassy Suites™	9,865	691	—	(8,050)
Subtotal Mixed-Use Portfolio	$12,398	$1,760	$934	$(9,720)
Total	$61,103	$4,588	$7,888	$(27,413)

Notes:

(1)
Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the three months ended March 31, 2017 (before abatements) and excludes the impact of straight-line rent and above (below) market rent adjustments. Total abatements for our retail and office portfolio were approximately $19 and $624, respectively, for the three months ended March 31, 2017. There were no abatements for the retail portion of our mixed-use portfolio for the three months ended March 31, 2017. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents (additional rents include insufficient notice penalties, month-to-month charges and pet rent). There were $160 of abatements for our multifamily portfolio for the three months ended March 31, 2017. For Waikiki Beach Walk - Embassy SuitesTM, base rent is equal to the actual room revenue for the three months ended March 31, 2017.

(2)
Represents additional property-related income for the three months ended March 31, 2017, which includes: (i) percentage rent, (ii) other rent (such as storage rent, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).

(3)	Represents billed tenant expense reimbursements for the three months ended March 31, 2017.

(4)
Represents property operating expenses for the three months ended March 31, 2017. Property operating expenses includes all rental expenses, except non cash rent expense and the provision for bad debt recorded for deferred rent receivables.

(5)
Base rent shown includes amounts related to American Assets Trust, L.P.'s leases at Torrey Reserve Campus and Lloyd District Portfolio. This intercompany rent is eliminated in the consolidated statement of operations. The base rent and abatements were both $277 for the three months ended March 31, 2017.

First Quarter 2017 Supplemental Information	Page 16

SEGMENT CAPITAL EXPENDITURES

(Unaudited, amounts in thousands)	Three Months Ended March 31, 2017
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$899	$347	$1,246	$—	$—	$1,246
Office Portfolio	1,716	1,398	3,114	—	3,246	6,360
Multifamily Portfolio	—	459	459	—	—	459
Mixed-Use Portfolio	60	30	90	—	—	90
Total	$2,675	$2,234	$4,909	$—	$3,246	$8,155

First Quarter 2017 Supplemental Information	Page 17

SUMMARY OF OUTSTANDING DEBT

(Unaudited, amounts in thousands)	Amount
	Outstanding at		Annual Debt		Balance at
Debt	March 31, 2017	Interest Rate	Service (1)	Maturity Date	Maturity
Solana Beach Corporate Centre III-IV (2)(3)	35,306	6.39%	36,962	August 1, 2017	35,136
Loma Palisades (4)	73,744	6.09%	4,553	July 1, 2018	73,744
One Beach Street (4)	21,900	3.94%	875	April 1, 2019	21,900
Torrey Reserve - North Court (2)	20,308	7.22%	1,836	June 1, 2019	19,443
Torrey Reserve - VCI, VCII, VCIII (2)	6,853	6.36%	560	June 1, 2020	6,439
Solana Beach Corporate Centre I-II (2)	10,875	5.91%	855	June 1, 2020	10,169
Solana Beach Towne Centre (2)	36,249	5.91%	2,849	June 1, 2020	33,898
City Center Bellevue (4)	111,000	3.98%	4,479	November 1, 2022	111,000
Secured Notes Payable / Weighted Average (5)	$316,235	5.29%	$52,969		$311,729

Series A Notes (6)	$150,000	3.88%	$6,060	October 31, 2021	$150,000
Series B Notes	100,000	4.45%	4,450	February 2, 2025	100,000
Series C Notes	100,000	4.50%	4,500	April 1, 2025	100,000
Term Loan A (7)	100,000	3.08%	3,125	January 9, 2019	100,000
Term Loan B (8)	100,000	3.15%	3,149	March 1, 2023	100,000
Term Loan C (9)	50,000	3.14%	1,571	March 1, 2023	50,000
Series D Notes (10)	250,000	3.87%	10,725	March 1, 2027	250,000
Unsecured Notes Payable / Weighted Average (11)	$850,000	3.79%	$33,580		$850,000
Notes:

(1)	Includes principal balance of outstanding debt for Solana Beach Corporate Center III-IV, as such debt is due within the next twelve (12) months.

(2)	Principal payments based on a 30-year amortization schedule.

(3)	Loan repaid in full, without premium or penalty, on April 3, 2017.

(4)	Interest only.

(5)	The Secured Notes Payable total does not include debt issuance costs, net of $0.5 million.

(6)
$150 million of 4.04% Senior Guaranteed Notes, Series A, due October 31, 2021. Net of the settlement of the forward-starting interest rate swap, the fixed interest rate in accordance with GAAP for the Series A Notes is approximately 3.88% per annum, through maturity.

(7)
Term Loan A has a maturity date of January 9, 2018 and we have one 12-month option remaining to extend its maturity to 2019, which we intend to exercise. Term Loan A accrues interest at a variable rate, which we fixed as part of an interest rate swap for an all-in interest rate of 3.08%, subject to adjustments based on our consolidated leverage ratio.

(8)
Term Loan B matures on March 1, 2023. Term Loan B accrues interest at a variable rate, which we fixed as part of an interest rate swap for an all-in interest rate of 3.15%, subject to adjustments based on our consolidated leverage ratio.

(9)
Term Loan C matures on March 1, 2023. Term Loan C accrues interest at a variable rate, which we fixed as part of an interest rate swap for an all-in interest rate of 3.14%, subject to adjustments based on our consolidated leverage ratio.

(10)
$250 million of 4.29% Senior Guaranteed Notes, Series D, due March 1, 2027. Net of the settlement of the forward-starting interest rate swap, the fixed interest rate in accordance with GAAP for the Series D Notes is approximately 3.87% per annum, through maturity.

(11)	The Unsecured Notes Payable total does not include $5.2 million of debt issuance costs.

First Quarter 2017 Supplemental Information	Page 18

MARKET CAPITALIZATION

(Unaudited, amounts in thousands, except per share data)

Market data	March 31, 2017
Common shares outstanding	46,431
Common units outstanding	17,889
Common shares and common units outstanding	64,320
Market price per common share	$41.84
Equity market capitalization	$2,691,149
Total debt	$1,166,235
Total market capitalization	$3,857,384
Less: Cash on hand	$(190,110)
Total enterprise value	$3,667,274
Total assets, gross	$2,600,676
Total unencumbered assets, gross	$1,844,815

Total debt/Total capitalization	30.2%
Total debt/Total enterprise value	31.8%
Net debt/Total enterprise value (1)	26.6%
Total debt/Total assets, gross	44.8%
Net debt/Total assets, gross (1)	37.5%
Total unencumbered assets, gross/Unsecured debt	217.0%

Total debt/EBITDA (2)(3)	7.1	x
Net debt/EBITDA (1)(2)(3)	5.9	x
Interest coverage ratio (4)	3.5	x
Fixed charge coverage ratio (4)	3.5	x

Weighted Average Fixed Interest Rate	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
	6.4%	6.1%	3.8%	6.0%	3.9%	4.0%	3.1%	—%	4.5%	—%	3.9%

Total Weighed Average Fixed Interest Rate:	4.2%
Weighted Average Term to Maturity:	5.8 years

Credit Ratings
Rating Agency	Rating	Outlook
Fitch	BBB	Stable
Moody's	Baa3	Stable
Standard & Poors	BBB-	Stable

Notes:

(1)	Net debt is equal to total debt less cash on hand.

(2)	See Glossary of Terms for discussion of EBITDA.

(3)	As used here, EBITDA represents the actual for the three months ended March 31, 2017 annualized.

(4)	Calculated as EBITDA divided by interest on borrowed funds, including capitalized interest and excluding debt fair value adjustments and loan fee amortization.

(5)	Assumes the exercise of the one 12-month option remaining to extend the maturity of the unsecured term loan to January 2019.

First Quarter 2017 Supplemental Information	Page 19

SUMMARY OF DEVELOPMENT OPPORTUNITIES

Our portfolio has numerous potential opportunities to create future shareholder value. These opportunities could be subject to government approvals, lender consents, tenant consents, market conditions, availability of debt and/or equity financing, etc. Many of these opportunities are in their preliminary stages and may not ultimately come to fruition. This schedule will update as we modify various assumptions and markets conditions change. Square footages and units set forth below are estimates only and ultimately may differ materially from actual square footages and units.

In-Process Development Projects

						Project Costs (in thousands) (2)
		Start Date	Estimated Completion Date	Estimated Stabilization Date (1)	Estimated Rentable Square Feet	Three Months	Cost Incurred to Date	Total Estimated Investment	Estimated Stabilized Yield (3)
						Ended
Property	Location					March 31, 2017
Office Property:
Torrey Point	San Diego, CA	2015	2017	2018	88,000	$2,123	$34,246	$55,800	7% - 8%

Development/Redevelopment Pipeline
Property	Property Type	Location	Estimated Rentable Square Feet	Multifamily Units
Solana Beach Corporate Centre (Building 5)	Retail	Solana Beach, CA	10,000	N/A
Lomas Santa Fe Plaza	Retail	Solana Beach, CA	45,000	N/A
Solana Beach - Highway 101 (4)	Mixed Use	Solana Beach, CA	48,000	36
Lloyd District Portfolio - multiple phases (5)	Mixed Use	Portland, OR	TBD	TBD

Notes:

(1)	Based on management's estimation of stabilized occupancy (90%).

(2)	For all properties, project costs exclude capitalized interest cost which is calculated in accordance with Accounting Standards Codification 835-20-50-1.

(3)	The estimated stabilized yield is calculated based on total estimated project costs, as defined above, when the project has reached stabilized occupancy.

(4)
Represents commercial portion of development opportunity for Solana Beach - Highway 101. A third party has been granted an option to acquire this property exercisable on or prior to August 22, 2018 at a price ranging from $9.0 million to $9.45 million in consideration for a non-refundable $0.6 million option payment.

(5)
The Lloyd District Portfolio was acquired in 2011 consisting of approximately 600,000 rentable square feet on more than 16 acres located in the Lloyd District of Portland, Oregon. The portion of the property that has been designated for additional development to include a high density, transit oriented, mixed-use urban village, with the potential to be in excess of approximately three million square feet. The entitlement for such development opportunity allows a 12:1 Floor Area Ratio with a 250 foot height limit and provides for retail, office and/or multifamily development.  Additional development plans are in the early stages and will continue to progress as demand and economic conditions allow.

First Quarter 2017 Supplemental Information	Page 20

PORTFOLIO DATA

First Quarter 2017 Supplemental Information	Page 21

PROPERTY REPORT

As of March 31, 2017				Retail and Office Portfolios
				Net			Annualized
			Number	Rentable			Base Rent
		Year Built/	of	Square	Percentage	Annualized	per Leased
Property	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Properties
Carmel Country Plaza	San Diego, CA	1991	9	78,098	91.1%	$3,540,292	$49.76		Sharp Healthcare, San Diego County Credit Union
Carmel Mountain Plaza (7)	San Diego, CA	1994/2014	15	528,416	99.1	11,925,861	22.77	Sears	Dick's Sporting Goods, Saks Fifth Avenue Off 5th
South Bay Marketplace (7)	San Diego, CA	1997	9	132,877	100.0	2,090,626	15.73		Ross Dress for Less, Grocery Outlet
Lomas Santa Fe Plaza	Solana Beach, CA	1972/1997	9	209,569	97.2	5,406,930	26.54		Vons, Home Goods
Solana Beach Towne Centre	Solana Beach, CA	1973/2000/2004	12	246,730	98.2	6,248,910	25.79		Dixieline Probuild, Marshalls
Del Monte Center (7)	Monterey, CA	1967/1984/2006	16	675,486	98.5	10,184,820	15.31	Macy's, KLA Monterrey	Century Theatres, Macy's Furniture Gallery
Geary Marketplace	Walnut Creek, CA	2012	3	35,156	100.0	1,198,166	34.08		Sprouts Farmer Market, Freebirds Wild Burrito
The Shops at Kalakaua	Honolulu, HI	1971/2006	3	11,671	100.0	1,917,969	164.34		Hawaii Beachware & Fashion, Diesel U.S.A. Inc.
Waikele Center	Waipahu, HI	1993/2008	9	537,637	90.7	16,507,918	33.85	Lowe's, Kmart(8)	UFC Gym, Old Navy
Alamo Quarry Market (7)	San Antonio, TX	1997/1999	16	589,362	99.6	14,114,411	24.04	Regal Cinemas	Bed Bath & Beyond, Whole Foods Market
Hassalo on Eighth (8)	Portland, OR	2015	3	44,153	76.6	809,337	23.93		Providence Health & Services, Green Zebra Grocery
Subtotal/Weighted Average Retail Portfolio			104	3,089,155	96.9%	$73,945,240	$24.70
Office Properties
Torrey Reserve Campus	San Diego, CA	1996-2000/2014-2016	14	515,192	78.5%	$16,605,736	$41.06
Solana Beach Corporate Centre	Solana Beach, CA	1982/2005	4	212,491	91.9	7,502,881	38.42
The Landmark at One Market (9)	San Francisco, CA	1917/2000	1	419,371	100.0	24,295,287	57.93
One Beach Street	San Francisco, CA	1924/1972/1987/1992	1	97,614	100.0	4,051,590	41.51
First & Main	Portland, OR	2010	1	360,641	98.7	11,001,725	30.91
Lloyd District Portfolio	Portland, OR	1940-2015	6	581,670	75.8	11,000,359	24.95
City Center Bellevue	Bellevue, WA	1987	1	494,658	97.5	17,912,337	37.14
Subtotal/Weighted Average Office Portfolio			28	2,681,637	89.3%	$92,369,915	$38.57
Total/Weighted Average Retail and Office Portfolio			132	5,770,792	93.4%	$166,315,155	$30.86

First Quarter 2017 Supplemental Information	Page 22

PROPERTY REPORT (CONTINUED)

As of March 31, 2017
			Number				Average Monthly
		Year Built/	of		Percentage	Annualized	Base Rent per
Property	Location	Renovated	Buildings	Units	Leased (2)	Base Rent (3)	Leased Unit (4)
Loma Palisades (10)	San Diego, CA	1958/2001-2008	80	548	95.3%	$11,977,260	$1,911
Imperial Beach Gardens	Imperial Beach, CA	1959/2008	26	160	98.1	3,507,744	$1,862
Mariner's Point	Imperial Beach, CA	1986	8	88	97.7	1,666,164	$1,615
Santa Fe Park RV Resort (11)	San Diego, CA	1971/2007-2008	1	126	81.0	1,359,780	$1,110
Hassalo on Eighth - Velomor	Portland, OR	2015	1	177	92.7	3,225,948	$1,638
Hassalo on Eighth - Aster Tower	Portland, OR	2015	1	337	91.4	6,011,100	$1,626
Hassalo on Eighth - Elwood	Portland, OR	2015	1	143	94.4	2,424,204	$1,497
Total/Weighted Average Multifamily Portfolio (10)			118	1,579	93.4%	$30,172,200	$1,705

Mixed-Use Portfolio
			Number	Net Rentable			Annualized Base
		Year Built/	of	Square	Percentage	Annualized	Rent per Leased	Retail
Retail Portion	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Waikiki Beach Walk - Retail	Honolulu, HI	2006	3	96,707	94.1%	$10,195,628	$112.04		Yard House, Roy's

			Number				Annualized
		Year Built/	of		Average	Average	Revenue per
Hotel Portion	Location	Renovated	Buildings	Units	Occupancy (12)	Daily Rate(12)	Available Room (12)
Waikiki Beach Walk - Embassy Suites™	Honolulu, HI	2008/2014	2	369	91.5%	$324.74	$297.05

Notes:

(1)
The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. Net rentable square footage may be adjusted from the prior periods to reflect re-measurement of leased space at the properties.

(2)
Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of March 31, 2017, including leases which may not have commenced as of March 31, 2017. Percentage leased for our multifamily properties includes total units rented as of March 31, 2017.

(3)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended March 31, 2017 by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4)
Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of March 31, 2017. Annualized base rent per leased unit is calculated by dividing annualized base rent by units under lease as of March 31, 2017.

(5)	Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.

(6)	Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.
(7)    Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:

Property	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	Aggregate Annualized Base Rent
Carmel Mountain Plaza	6	125,477	$1,193,816
South Bay Marketplace	1	2,824	$91,320
Del Monte Center	2	295,100	$201,291
Alamo Quarry Market	4	31,994	$470,075

(8)
In December 2016, the Kmart store at Waikele Center ceased its operations, but continues to remain fully liable for all of its lease obligations until the lease's scheduled expiration on June 30, 2018.

(9)
This property contains 419,371 net rentable square feet consisting of The Landmark at One Market (375,151 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from an affiliate of the Paramount Group pursuant to a long-term master lease effective through June 30, 2021, which we have the option to extend until 2031 pursuant to two five-year extension options.

First Quarter 2017 Supplemental Information	Page 23

PROPERTY REPORT (CONTINUED)

(10)	Excluding the 21 units associated with the Loma Palisades repositioning, Loma Palisades was 99.1% leased and total multifamily was 94.6% leased at March 31, 2017.

(11)
The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended March 31, 2017, the highest average monthly occupancy rate for this property was 100%, occurring in August 2016. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.

(12)
Average occupancy represents the percentage of available units that were sold during the three months ended March 31, 2017, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the three months ended March 31, 2017 by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the three months ended March 31, 2017 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

First Quarter 2017 Supplemental Information	Page 24

RETAIL LEASING SUMMARY

As of March 31, 2017
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2017	12	100%	33,114	$45.40	$44.41	$32,606	2.2%	10.2%	5.0	$382,595	$11.55
4th Quarter 2016	14	100%	28,604	$44.50	$42.67	$52,501	4.3%	17.5%	7.3	$555,445	$19.42
3rd Quarter 2016	21	100%	98,723	$31.94	$28.20	$370,189	13.3%	18.2%	7.2	$1,974,000	$20.00
2nd Quarter 2016	15	100%	50,733	$41.90	$40.05	$94,165	4.6%	5.5%	4.2	$166,260	$3.28
Total 12 months	62	100%	211,174	$38.14	$35.55	$549,461	7.3%	13.0%	6.1	$3,078,300	$14.58

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2017	3	25%	10,381	$50.05	$53.92	$(40,120)	(7.2)%	(1.0)%	8.2	$361,545	$34.83
4th Quarter 2016	4	29%	3,246	$80.62	$77.70	$9,477	3.8%	12.4%	6.1	$51,745	$15.94
3rd Quarter 2016	3	14%	47,066	$24.25	$19.01	$246,521	27.6%	30.4%	10.5	$1,974,000	$41.94
2nd Quarter 2016	3	20%	5,974	$72.08	$70.79	$7,706	1.8%	(11.1)%	7.3	$163,260	$27.33
Total 12 months	13	21%	66,667	$35.30	$31.94	$223,584	10.5%	11.6%	9.6	$2,550,550	$38.26

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2017	9	75%	22,733	$43.27	$40.07	$72,726	8.0%	17.0%	3.5	$21,050	$0.93
4th Quarter 2016	10	71%	25,358	$39.88	$38.18	$43,024	4.4%	18.9%	7.5	$503,700	$19.86
3rd Quarter 2016	18	86%	51,657	$38.96	$36.57	$123,668	6.5%	12.3%	4.1	$—	$0.00
2nd Quarter 2016	12	80%	44,759	$37.87	$35.94	$86,459	5.4%	10.2%	3.8	$3,000	$0.07
Total 12 months	49	79%	144,507	$39.46	$37.21	$325,877	6.1%	13.6%	4.5	$527,750	$3.65

Total Lease Summary - Comparable and Non-Comparable (1)
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2017	15	42,915	$43.67	5.7	$1,049,120	$24.45
4th Quarter 2016	16	31,064	$43.51	7.1	$599,245	$19.29
3rd Quarter 2016	24	103,348	$32.02	7.1	$2,188,512	$21.18
2nd Quarter 2016	17	55,405	$41.18	4.2	$361,513	$6.52
Total 12 months	72	232,732	$37.88	6.2	$4,198,390	$18.04
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease, including leases signed for the retail portion of our mixed-use property.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

First Quarter 2017 Supplemental Information	Page 25

OFFICE LEASING SUMMARY

As of March 31, 2017
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2017	12	100%	92,029	$41.79	$40.08	$157,322	4.3%	6.7%	4.2	$2,577,621	$28.01
4th Quarter 2016	11	100%	103,401	$38.81	$33.78	$519,828	14.9%	31.8%	4.6	$1,218,128	$11.78
3rd Quarter 2016	12	100%	38,822	$41.43	$37.79	$141,420	9.6%	16.8%	4.2	$729,389	$18.79
2nd Quarter 2016	8	100%	22,535	$39.42	$35.76	$82,428	10.2%	21.4%	4.2	$221,004	$9.81
Total 12 months	43	100%	256,787	$40.33	$36.82	$900,998	9.5%	18.4%	4.4	$4,746,142	$18.48

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2017	8	67%	69,802	$41.32	$37.73	$250,566	9.5%	10.6%	4.9	$2,547,352	$36.49
4th Quarter 2016	5	45%	46,060	$40.17	$34.77	$248,871	15.5%	30.7%	3.5	$700,600	$15.21
3rd Quarter 2016	4	33%	10,953	$43.51	$38.64	$53,277	12.6%	13.5%	4.1	$73,700	$6.73
2nd Quarter 2016	2	25%	5,131	$34.34	$33.08	$6,437	3.8%	9.3%	7.4	$144,018	$28.07
Total 12 months	19	44%	131,946	$40.83	$36.59	$559,151	11.6%	17.4%	4.4	$3,465,670	$26.26

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2017	4	33%	22,227	$43.24	$47.44	$(93,244)	(8.8)%	(1.6)%	1.8	$30,269	$1.36
4th Quarter 2016	6	55%	57,341	$37.71	$32.98	$270,957	14.3%	32.8%	5.5	$517,528	$9.03
3rd Quarter 2016	8	67%	27,869	$40.61	$37.45	$88,143	8.4%	18.2%	4.3	$655,689	$23.53
2nd Quarter 2016	6	75%	17,404	$40.91	$36.55	$75,991	11.9%	24.9%	3.2	$76,986	$4.42
Total 12 months	24	56%	124,841	$39.79	$37.05	$341,847	7.4%	19.5%	4.3	$1,280,472	$10.26

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2017	16	123,929	$39.46	5.2	$4,136,001	$33.37
4th Quarter 2016	16	125,836	$39.48	5.0	$2,796,553	$22.22
3rd Quarter 2016	15	47,637	$42.59	4.8	$1,256,475	$26.38
2nd Quarter 2016	12	35,320	$41.15	4.6	$510,132	$14.44
Total 12 months	59	332,722	$40.10	5.0	$8,699,161	$26.14
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

First Quarter 2017 Supplemental Information	Page 26

MULTIFAMILY LEASING SUMMARY

As of March 31, 2017
Lease Summary - Loma Palisades
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2017	522	95.3%	(4)	$11,977,260	$1,911
4th Quarter 2016	521	95.1%		$11,930,772	$1,908
3rd Quarter 2016	536	97.8%		$12,083,664	$1,879
2nd Quarter 2016	532	97.1%		$12,102,696	$1,895

Lease Summary - Imperial Beach Gardens
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2017	157	98.1%		$3,507,744	$1,862
4th Quarter 2016	155	96.9%		$3,402,948	$1,829
3rd Quarter 2016	156	97.6%		$3,422,268	$1,826
2nd Quarter 2016	155	96.9%		$3,302,964	$1,775

Lease Summary - Mariner's Point
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2017	86	97.7%		$1,666,164	$1,615
4th Quarter 2016	86	97.7%		$1,626,312	$1,576
3rd Quarter 2016	86	97.7%		$1,617,708	$1,568
2nd Quarter 2016	86	97.7%		$1,520,064	$1,473

Lease Summary - Santa Fe Park RV Resort
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2017	102	81.0%		$1,359,780	$1,110
4th Quarter 2016	101	80.2%		$1,173,324	$968
3rd Quarter 2016	97	77.0%		$1,123,284	$965
2nd Quarter 2016	123	97.6%		$1,475,328	$1,000

First Quarter 2017 Supplemental Information	Page 27

MULTIFAMILY LEASING SUMMARY (CONTINUED)

As of March 31, 2017
Lease Summary - Hassalo on Eighth - Velomor
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2017	164	92.7%		$3,225,948	$1,638
4th Quarter 2016	156	88.1%		$3,130,644	$1,673
3rd Quarter 2016	163	92.1%		$3,211,500	$1,642
2nd Quarter 2016	167	94.3%		$3,202,296	$1,599

Lease Summary - Hassalo on Eighth - Aster Tower
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2017	308	91.4%		$6,011,100	$1,626
4th Quarter 2016	287	85.2%		$5,843,700	$1,696
3rd Quarter 2016	288	85.5%		$6,294,240	$1,820
2nd Quarter 2016	286	84.8%		$4,928,244	$1,437

Lease Summary - Hassalo on Eighth - Elwood
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2017	135	94.4%		$2,424,204	$1,497
4th Quarter 2016	120	83.9%		$2,208,456	$1,534
3rd Quarter 2016	122	85.3%		$2,424,792	$1,657
2nd Quarter 2016	111	77.6%		$1,936,200	$1,454

Total Multifamily Lease Summary
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2017	1,474	93.4%	(5)	$30,172,200	$1,705
4th Quarter 2016	1,426	90.3%		$29,316,156	$1,713
3rd Quarter 2016	1,448	91.7%		$30,177,456	$1,737
2nd Quarter 2016	1,460	92.5%		$28,467,792	$1,624

Notes:

(1)	Percentage leased for our multifamily properties includes total units rented as of each respective quarter end date.

(2)	Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) as of each respective quarter end date.

(3)	Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of each respective quarter end date.

(4)	Excluding the 21 units associated with the Loma Palisades repositioning, Loma Palisades was 99.1% leased at March 31, 2017.

(5)	Excluding the 21 units associated with the Loma Palisades repositioning, total multifamily was 94.6% leased at March 31, 2017.

First Quarter 2017 Supplemental Information	Page 28

MIXED-USE LEASING SUMMARY

As of March 31, 2017

Lease Summary - Retail Portion
	Number of Leased Square Feet	Percentage leased (1)	Annualized Base Rent (2)	Annualized base Rent per Leased Square Foot (3)
Quarter
1st Quarter 2017	90,979	94.1%	$10,195,628	$112
4th Quarter 2016	95,450	98.7%	$10,838,934	$114
3rd Quarter 2016	95,588	98.8%	$10,810,032	$113
2nd Quarter 2016	95,085	98.3%	$10,785,430	$113

Lease Summary - Hotel Portion
	Number of Leased Units	Average Occupancy (4)	Average Daily Rate (4)	Annualized Revenue per Available Room (4)
Quarter
1st Quarter 2017	338	91.5%	$325	$297
4th Quarter 2016	326	88.4%	$311	$275
3rd Quarter 2016	346	93.9%	$357	$335
2nd Quarter 2016	332	89.9%	$307	$276
Notes:

(1)	Percentage leased for mixed-use property includes square footage under leases as of March 31, 2017, including leases which may not have commenced as of March 31, 2017.

(2)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended March 31, 2017 by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(3)	Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of March 31, 2017.

(4)
Average occupancy represents the percentage of available units that were sold during the three months ended March 31, 2017, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for each respective quarter period by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for each respective quarter period and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

First Quarter 2017 Supplemental Information	Page 29

LEASE EXPIRATIONS

As of March 31, 2017
Assumes no exercise of lease options
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	16,961		0.6%	0.3%	$1.61	14,843	0.5%	0.3%	$40.39	2,629	2.7%	—%	$86.16	34,433	0.6%	$24.78
2017	230,969		8.6	3.9	$42.16	228,214	7.4	3.9	$24.99	8,397	8.7	0.1	$125.60	467,580	8.0	$35.28
2018	287,495		10.7	4.9	$50.83	891,342	28.9	15.2	$20.41	14,749	15.3	0.3	$113.41	1,193,586	20.3	$28.89
2019	335,325		12.5	5.7	$42.79	353,216	11.4	6.0	$28.79	19,519	20.2	0.3	$94.97	708,060	12.1	$37.24
2020	379,528	(2)	14.2	6.5	$40.78	299,718	9.7	5.1	$22.08	19,798	20.5	0.3	$68.23	699,044	11.9	$33.54
2021	293,216		10.9	5.0	$43.45	165,472	5.4	2.8	$42.58	12,383	12.8	0.2	$238.51	471,071	8.0	$48.27
2022	146,032	(3)(4)	5.4	2.5	$36.19	278,896	9.0	4.8	$31.95	11,464	11.9	0.2	$78.23	436,392	7.4	$34.58
2023	154,621		5.8	2.6	$34.10	96,511	3.1	1.6	$20.79	1,004	1.0	—	$186.24	252,136	4.3	$29.61
2024	143,513		5.4	2.4	$34.46	241,687	7.8	4.1	$24.29	—	—	—	—	385,200	6.6	$28.08
2025	210,320		7.8	3.6	$29.66	162,586	5.3	2.8	$22.97	—	—	—	—	372,906	6.4	$26.74
2026	22,750		0.8	0.4	$26.09	51,045	1.7	0.9	$36.13	—	—	—	—	73,795	1.3	$33.03
Thereafter	108,818		4.1	1.9	$28.39	147,376	4.8	2.5	$22.05	—	—	—	—	256,194	4.4	$24.74
Signed Leases Not Commenced	65,842		2.5	1.1	—	63,316	2.0	1.1	—	1,036	1.1	—	—	130,194	2.2	—
Available	286,247		10.7	4.9	—	94,933	3.1	1.6	—	5,728	5.9	0.1	—	386,908	6.6	—
Total (5)	2,681,637		100.0%	45.7%	$34.45	3,089,155	100.0%	52.6%	$23.94	96,707	100.0%	1.6%	$105.43	5,867,499	100.0%	$30.09

Assumes all lease options are exercised
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	16,961		0.6%	0.3%	$1.61	14,843	0.5%	0.3%	$40.39	2,629	2.7%	—%	$86.16	34,433	0.6%	$24.78
2017	167,649		6.3	2.9	$39.34	79,817	2.6	1.4	$34.12	8,397	8.7	0.1	$125.60	255,863	4.4	$40.54
2018	53,316		2.0	0.9	$41.56	51,249	1.7	0.9	$38.57	14,749	15.3	0.3	$113.41	119,314	2.0	$49.16
2019	129,027		4.8	2.2	$40.38	88,327	2.9	1.5	$36.35	7,829	8.1	0.1	$145.66	225,183	3.8	$42.46
2020	156,437		5.8	2.7	$38.03	81,552	2.6	1.4	$27.37	2,436	2.5	—	$194.89	240,425	4.1	$36.00
2021	125,715		4.7	2.1	$36.25	93,040	3.0	1.6	$45.77	12,383	12.8	0.2	$238.51	231,138	3.9	$50.92
2022	89,120		3.3	1.5	$41.33	100,224	3.2	1.7	$35.58	11,894	12.3	0.2	$82.11	201,238	3.4	$40.88
2023	195,886	(2)	7.3	3.3	$45.62	92,872	3.0	1.6	$33.99	1,004	1.0	—	$186.24	289,762	4.9	$42.38
2024	121,181		4.5	2.1	$34.93	217,771	7.0	3.7	$29.21	—	—	—	—	338,952	5.8	$31.25
2025	152,450		5.7	2.6	$34.79	99,529	3.2	1.7	$29.89	—	—	—	—	251,979	4.3	$32.85
2026	148,054		5.5	2.5	$36.94	38,642	1.3	0.7	$43.54	—	—	—	—	186,696	3.2	$38.31
Thereafter	973,752	(3)(4)	36.3	16.6	$41.27	1,973,040	63.9	33.6	$20.88	28,622	29.6	0.5	$52.74	2,975,414	50.7	$27.86
Signed Leases Not Commenced	65,842		2.5	1.1	—	63,316	2.0	1.1	—	1,036	1.1	—	—	130,194	2.2	—
Available	286,247		10.7	4.9	—	94,933	3.1	1.6	—	5,728	5.9	0.1	—	386,908	6.6	—
Total (5)	2,681,637		100.0%	45.7%	$34.45	3,089,155	100.0%	52.6%	$23.94	96,707	100.0%	1.6%	$105.43	5,867,499	100.0%	$30.09

First Quarter 2017 Supplemental Information	Page 30

LEASE EXPIRATIONS (CONTINUED)

As of March 31, 2017

Notes:

(1)
Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended March 31, 2017 for the leases expiring during the applicable period by (ii) 12 months.

(2)
The expirations include 12,282 square feet leased by Inome, Inc. at City Center Bellevue through July 31, 2017, for which Point Inside, Inc. has signed an agreement to lease such space beginning August 1, 2017 through October 31, 2020 with option to extend the lease through November 30, 2023

(3)
The expirations include 18,740 square feet leased by Inome, Inc. at City Center Bellevue through July 31, 2017, for which VMWare, Inc. has signed an agreement to lease such space beginning December 1, 2017 through November 30, 2022 with options to extend the lease through November 30, 2032

(4)
The expirations include 18,552 square feet leased by Scantron Corporation at City Center Bellevue through April 30, 2018, for which VMWare, Inc. has signed an agreement to lease such space beginning May 1, 2018 through November 30, 2022 with options to extend the lease through November 30, 2032

(5)	Individual items may not add up to total due to rounding.

First Quarter 2017 Supplemental Information	Page 31

PORTFOLIO LEASED STATISTICS

	At March 31, 2017						At March 31, 2016
Type	Size		Leased (1)		Leased %		Size		Leased (1)		Leased %
Overall Portfolio (2) Statistics
Retail Properties (square feet)	3,089,155		2,994,222		96.9%		3,045,194		3,002,403		98.6%
Office Properties (square feet)	2,681,637		2,395,390		89.3%		2,658,574		2,428,180		91.3%
Multifamily Properties (units)	1,579		1,474		93.4%	(7)	1,579		1,253		79.4%
Mixed-Use Properties (square feet)	96,707		90,979		94.1%		96,707		94,601		97.8%
Mixed-Use Properties (units)	369		338	(3)	91.5%		369		321	(3)	87.0%

Same-Store(2) Statistics
Retail Properties (square feet)	3,045,002	(4)	2,960,398		97.2%		3,045,194	(4)	3,002,403		98.6%
Office Properties (square feet)	2,166,445	(5)	1,991,121		91.9%		2,165,139	(5)	1,986,609		91.8%
Multifamily Properties (units)	922	(6)	867		94.0%	(7)	922	(6)	889		96.4%
Mixed-Use Properties (square feet)	96,707		90,979		94.1%		96,707		94,601		97.8%
Mixed-Use Properties (units)	369		338	(3)	91.5%		369		321	(3)	87.0%

Notes:

(1)
Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.

(2)	See Glossary of Terms.

(3)	Represents average occupancy for the three months ended March 31, 2017 and 2016.

(4)
The same-store portfolio excludes Hassalo on Eighth - Retail; the retail component of the Elwood building was placed into operations in April 2016, the retail component of the Velomor building was placed into operations in July 2016 and the retail component of the Aster Tower building was placed into operations October 2016.

(5)	The same-store portfolio excludes Torrey Reserve Campus due to significant redevelopment activity.

(6)
The same-store portfolio excludes Hassalo on Eighth multifamily; the Velomor building was placed into operations and available for occupancy in July 2015 and the Aster Tower and Elwood buildings were placed into operations and available for occupancy in October 2015.

(7)	Excluding the 21 units associated with the Loma Palisades repositioning, total multifamily was 94.6% leased and same-store multifamily was 96.2% leased at March 31, 2017.

First Quarter 2017 Supplemental Information	Page 32

TOP TENANTS - RETAIL

As of March 31, 2017
	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Retail	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Retail	Annualized Base Rent as a Percentage of Total
1	Kmart(1)	Waikele Center	6/30/2018	119,590	3.9%	2.0%	$4,903,090	6.6%	2.8%
2	Lowe's	Waikele Center	5/31/2018	155,000	5.0	2.6	4,516,727	6.1	2.6
3	Nordstrom Rack	Carmel Mountain Plaza, Alamo Quarry Market	9/30/2022 10/31/2022	69,047	2.2	1.2	1,990,316	2.7	1.1
4	Sprouts Farmers Market	Solana Beach Towne Centre, Carmel Mountain Plaza, Geary Marketplace	6/30/2019 3/31/2025 9/30/2032	71,431	2.3	1.2	1,919,436	2.6	1.1
5	Old Navy	Alamo Quarry Market, Waikele Center, South Bay Marketplace	9/30/2017 7/31/2020 4/30/2021	59,780	1.9	1.0	*	*	*
6	Marshalls	Carmel Mountain Plaza, Solana Beach Towne Centre	1/31/2019 1/31/2025	68,055	2.2	1.2	1,335,447	1.8	0.8
7	Vons	Lomas Santa Fe Plaza	12/31/2017	49,895	1.6	0.9	1,216,700	1.6	0.7
8	Regal Cinemas	Alamo Quarry Market	3/31/2018	72,447	2.3	1.2	1,122,929	1.5	0.6
9	Gap	Del Monte Center, Waikele Center, Alamo Quarry Market	9/20/2020 2/28/2022 4/30/2024	36,614	1.2	0.6	1,027,419	1.4	0.6
10	Angelika Film Center	Carmel Mountain Plaza	1/31/2024	34,561	1.1	0.6	958,657	1.3	0.5
	Top 10 Retail Tenants Total			736,420	23.7%	12.5%	$18,990,721	25.6%	10.8%

*	Data withheld at tenant's request.
(1)
In December 2016, the Kmart store at Waikele Center ceased its operations, but continues to remain fully liable for all of its lease obligations until the lease's scheduled expiration on June 30, 2018.

First Quarter 2017 Supplemental Information	Page 33

TOP TENANTS - OFFICE

As of March 31, 2017
	Tenant	Property	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Office	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Office	Annualized Base Rent as a Percentage of Total
1	salesforce.com	The Landmark at One Market	6/30/2019 4/30/2020 5/31/2021	254,118	9.5%	4.3%	$13,986,276	15.1%	7.9%
2	Autodesk, Inc.	The Landmark at One Market	12/31/2017 12/31/2018	114,664	4.3	2.0	8,196,441	8.9	4.6
3	Veterans Benefits Administration	First & Main	8/31/2020	93,572	3.5	1.6	3,006,453	3.3	1.7
4	Clearesult Operating, LLC	First & Main	4/30/2025	101,848	3.8	1.7	2,632,685	2.9	1.5
5	State of Oregon: Department of Environmental Quality	Lloyd District Portfolio	10/31/2031	87,787	3.3	1.5	2,458,036	2.7	1.4
6	Alliant International University	One Beach Street	10/31/2019	64,161	2.4	1.1	2,374,710	2.6	1.3
7	Treasury Call Center	First & Main	8/31/2020	63,648	2.4	1.1	2,184,302	2.4	1.2
8	HDR Engineering, Inc.	City Center Bellevue	12/31/2017	56,024	2.1	1.0	2,156,924	2.3	1.2
9	California Bank & Trust	Torrey Reserve Campus	2/29/2024	34,731	1.3	0.6	1,723,064	1.9	1.0
10	Familycare, Inc.	Lloyd District Portfolio	9/30/2024	61,082	2.3	1.0	1,746,222	1.9	1.0
	Top 10 Office Tenants Total			931,635	34.9%	15.9%	$40,465,113	44.0%	22.8%

First Quarter 2017 Supplemental Information	Page 34

APPENDIX

First Quarter 2017 Supplemental Information	Page 35

GLOSSARY OF TERMS

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to EBITDA for the three months ended March 31, 2017 and 2016 is as follows:

	Three Months Ended
	March 31,
	2017	2016
Net income	$10,308	$10,721
Depreciation and amortization	17,986	17,453
Interest expense	13,331	12,946
Interest income	(147)	(15)
Income tax expense/(benefit)	(163)	87
EBITDA	$41,315	$41,192

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies' operating performances. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items, gains and losses on sale of real estate and impairment losses. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

First Quarter 2017 Supplemental Information	Page 36

GLOSSARY OF TERMS (CONTINUED)

Funds Available for Distribution (FAD): FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements, leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.

Net Operating Income (NOI): We define NOI as operating revenues (rental income, tenant reimbursements, lease termination fees, ground lease rental income and other property income) less property and related expenses (property expenses, ground lease expense, property marketing costs, real estate taxes and insurance). NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expense, other nonproperty income and losses, gains and losses from property dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.

	Three Months Ended
	March 31,
Reconciliation of NOI to net income	2017	2016
Total NOI	$46,397	$45,645
General and administrative	(5,082)	(4,549)
Depreciation and amortization	(17,986)	(17,453)
Interest expense	(13,331)	(12,946)
Other income, net	310	24
Net income	10,308	10,721
Net income attributable to restricted shares	(60)	(43)
Net loss attributable to unitholders in the Operating Partnership	(2,861)	(3,027)
Net income attributable to American Assets Trust, Inc. stockholders	$7,387	$7,651

Overall Portfolio: Includes all operating properties owned by us as of March 31, 2017.

First Quarter 2017 Supplemental Information	Page 37

GLOSSARY OF TERMS (CONTINUED)

Same-Store Portfolio, Non-Same Store Portfolio and Redevelopment Same-Store: Information provided on a same-store basis includes the results of properties that we owned and operated for the entirety of both periods being compared except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, properties under development, properties classified as held for development and properties classified as discontinued operations. Information provided on a redevelopment same-store basis includes the results of properties undergoing significant redevelopment for the entirety or portion of both periods being compared. The following table shows the properties included in the same-store, non-same store and redevelopment same-store portfolio for the comparative periods presented.

Comparison of Three Months Ended
March 31, 2017 to 2016
	Same-Store	Non Same-Store	Redevelopment Same-Store
Retail Properties
Carmel Country Plaza	X		X
Carmel Mountain Plaza	X		X
South Bay Marketplace	X		X
Lomas Santa Fe Plaza	X		X
Solana Beach Towne Centre	X		X
Del Monte Center	X		X
Geary Marketplace	X		X
The Shops at Kalakaua	X		X
Waikele Center	X		X
Alamo Quarry Market	X		X
Hassalo on Eighth - Retail		X
Office Properties
Torrey Reserve Campus		X	X
Solana Beach Corporate Centre	X		X
The Landmark at One Market	X		X
One Beach Street	X		X
First & Main	X		X
Lloyd District Portfolio	X		X
City Center Bellevue	X		X
Multifamily Properties
Loma Palisades	X		X
Imperial Beach Gardens	X		X
Mariner's Point	X		X
Santa Fe Park RV Resort	X		X
Hassalo on Eighth		X
Mixed-Use Properties
Waikiki Beach Walk - Retail	X		X
Waikiki Beach Walk - Embassy Suites™	X		X
Development Properties
Sorrento Pointe - Construction in Progress		X
Solana Beach Corporate Centre - Land		X
Solana Beach - Highway 101 - Land		X
Lloyd District Portfolio - Land		X
Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators, new entrances, etc.) which are required to make the space leasable. Incentives include amounts paid to tenants as an inducement to sign a lease that do not represent building improvements.

First Quarter 2017 Supplemental Information	Page 38